UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2010

PALMETTO BANCSHARES, INC.

(Exact Name of Registrant As Specified in Its Charter)

South Carolina	0-26016	74-2235055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

306 East North Street, Greenville, South Carolina		29601
(Address of Principal Executive Offices)		(Zip Code)

(800) 725-2265

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Amendment No. 2 to Stock Purchase Agreement

As previously disclosed, Palmetto Bancshares, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”), Registration Rights Agreement (the “Registration Rights Agreement”), and Amendment No. 1 to Stock Purchase Agreement and Registration Rights Agreement (“Amendment No. 1”) with CapGen Capital Group V LP (“CapGen”) and certain additional institutional investors, including affiliates of Patriot Financial Partners, L.P. (“Patriot”) and affiliates of Sandler O’Neill Asset Management (“Sandler”) (collectively, the “Investors”), pursuant to which CapGen, Patriot, Sandler, and the other Investors committed to purchase approximately $103 million of the Company’s common stock at $2.60 per share, subject to the terms contained therein (the “Private Placement”).

On September 22, 2010, the Company and the Investors entered into Amendment No. 2 to Stock Purchase Agreement (“Amendment No. 2” and together with the Stock Purchase Agreement, the Registration Rights Agreement, and Amendment No. 1, the “Investment Agreements”), a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. Amendment No. 2 includes, among other changes, an amendment to Section 9.18 of the Stock Purchase Agreement to revise the termination fee due to the Investors in the event CapGen terminates the Stock Purchase Agreement under the circumstances set forth in Section 9.18 of the Stock Purchase Agreement.

The Private Placement is conditioned upon, among other things, the Company’s representations and warranties contained in the Investment Agreements being true and correct in all material respects on the closing date and the Investors receiving all required regulatory approvals and determinations. The Investment Agreements may be terminated by the Company or an Investor under certain circumstances, including that the Company or an Investor, with respect to its investment, may terminate if the closing of the Private Placement has not occurred by December 31, 2010.

The foregoing descriptions of the Stock Purchase Agreement, the Registration Rights Agreement, Amendment No. 1, and Amendment No. 2 do not purport to be complete, and are qualified in their entirety by reference to such agreements, which are filed as Exhibits 10.1 and 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 1, 2010, Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 11, 2010, and Exhibit 10.1 to this Current Report on Form 8-K, respectively, which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Item 8-K, the information regarding the Private Placement set forth under Item 1.01 is incorporated by reference into this Item 3.02. The issuance of securities pursuant to the Private Placement is a private placement to “accredited investors” (as that term is defined under Rule 501 of Regulation D), and is exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), in reliance upon Section 4(2) of the Securities Act and Regulation D Rule 506, as a transaction by an issuer not involving a public offering.

Item 8.01	Other Events

On September 23, 2010, the Company issued a news release regarding the status of the Private Placement. A copy of the news release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(d)	Exhibits.

Exhibit No.	Exhibit

10.1	Amendment No. 2 dated September 22, 2010 to Stock Purchase Agreement by and among Palmetto Bancshares, Inc. and the investors named therein dated as of May 25, 2010.

99.1	News Release dated September 23, 2010.

Important Information

Certain investments discussed above involve the sale of securities in private transactions that will not be registered under the Securities Act of 1933 and will be subject to the resale restrictions under that Act. Such securities may not be offered or sold absent registration or an applicable exemption from registration. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Caution about Forward-Looking Statements

Certain statements in the news release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward-looking statements are identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Factors which could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements include, but are not limited to: (1) the strength of the United States economy in general and the strength of the local economies in which the Company conducts its operations which could result in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan losses and the rate of delinquencies and amounts of charge-offs, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses; (2) the risk that the private placement may not close due to, among other things, federal anti-trust review or adverse developments or other matters that could result in the closing conditions of the Stock Purchase Agreement related to the private placement not being satisfied; (3) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the company; and (4) actions taken by banking regulatory agencies related to the banking industry in general and the Company specifically. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by our Company or any person that the future events, plans, or expectations contemplated by our Company will be achieved. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALMETTO BANCSHARES, INC.

By:	/s/ Samuel L. Erwin
Name:	Samuel L. Erwin
Title:	Chief Executive Officer

Date:	September 24, 2010

Exhibit Index

Exhibit No.	Exhibit

10.1	Amendment No. 2 dated September 22, 2010 to Stock Purchase Agreement by and among Palmetto Bancshares, Inc. and the investors named therein dated as of May 25, 2010.

99.1	News Release dated September 23, 2010.

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